UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 23, 2019
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2019-C17

(Central Index Key Number 0001785812)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

Rialto Real Estate Fund III – Debt, LP

(Central Index Key Number 0001654834)

CIBC Inc.
(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-227784-04	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 1.01. Entry into a Material Definitive Agreement.

On October 15, 2019, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of October 1, 2019 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2019-C17, Commercial Mortgage Pass-Through Certificates, Series 2019-C17. The Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2019-C17 (the “Issuing Entity”), a common law trust formed on October 15, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.

The Mortgage Loan identified as the Landing at Fancher Creek Mortgage Loan in the Pooling and Servicing Agreement, which is an asset of the Issuing Entity, is part of a whole loan (the “Landing at Fancher Creek Whole Loan”) that also includes one (1) additional pari passu promissory note that is not an asset of the Issuing Entity. The Landing at Fancher Creek Whole Loan is being serviced and administered pursuant to a pooling and servicing agreement, dated as of October 1, 2019 (the “BANK 2019-BNK21 Pooling and Servicing Agreement”), among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer (the “BANK 2019-BNK21 Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “BANK 2019-BNK21 Operating Advisor”), relating to the BANK 2019-BNK21 securitization transaction into which the controlling companion loan is deposited.

The terms and conditions of the BANK 2019-BNK21 Pooling and Servicing Agreement applicable to the servicing of the Landing at Fancher Creek Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on October 15, 2019; provided that under the BANK 2019-BNK21 Pooling and Servicing Agreement (i) the BANK 2019-BNK21 Operating Advisor will not be required to (A) generally review the actions of the BANK 2019-BNK21 Special Servicer with respect to any specially serviced mortgage loans, (B) prepare annual reports regarding any specially serviced mortgage loans prior to the occurrence and continuance of a control termination event under the BANK 2019-BNK21 Pooling and Servicing Agreement, (C) prior to the occurrence of a control termination event under the BANK 2019-BNK21 Pooling And Servicing Agreement (a “BANK 2019-BNK21 Control Termination Event”), recommend the replacement of the BANK 2019-BNK21 Special Servicer, (D) during a BANK 2019-BNK21 Control Termination Event, consider whether a replacement of the BANK 2019-BNK21 Special Servicer would be in the best interest of the certificateholders as a collective whole or (E) consult with the BANK 2019-BNK21 Special Servicer prior to the occurrence of a BANK 2019-BNK21 Control Termination Event and (ii) the minimum monthly special servicing fee for a mortgage loan is equal to (A) $3,500 or (B) for any month in which the related risk retention consultation party is entitled to consult, $5,000. The BANK 2019-BNK21 Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2019	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone Title: President (senior officer in charge of securitization of the depositor)
By:	/s/ David Schell
Name: David Schell Title: Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)